EXHIBIT 16

PricewaterhouseCoopers, S.C. Mariano Escobedo 573 Col. Rincón del Bosque 11580 México, D.F. Teléfono: 5263 6000 Fax: 5263 6010 www.pwc.com

March 26, 2009

Securities and Exchange Commission
100 F Street, N, E.
Washington, DC 20549

Commissioners:

We have read the statements made by The Southern Copper Corporation (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K of The Southern Copper Corporation dated March 20,2009. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ PricewaterhouseCoopers, S.C.